Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
SUBSEQUENT EVENTS [Text Block]
NOTE 21 - SUBSEQUENT EVENTS
On January 21, 2013, the Board of Directors of Navios Partners authorized its quarterly cash distribution for the three month period ended December 31, 2012 of $0.4425 per unit. The distribution was paid on February 14, 2013 to all holders of record of common and general partner units on February 8, 2013. The aggregate amount of the declared distribution was $27,563.
On February 6, 2013, Navios Partners completed its public offering of 4,500,000 common units at $14.15 per unit and raised gross proceeds of approximately $63,675 to fund its fleet expansion. The net proceeds of this offering, including the underwriting discount and excluding offering costs of $320 were approximately $60,840. Pursuant to this offering, Navios Partners issued 91,837 general partnership units to its general partner. The net proceeds from the issuance of the general partnership units were $1,299. On the same date, Navios Partners completed the exercise of the option previously granted to the underwriters in connection with the offering and issued 675,000 additional common units at the public offering price less the underwriting discount. As a result of the exercise of the option, Navios Partners raised additional gross proceeds of $9,551 and net proceeds, including the underwriting discount, of approximately $9,126 and issued 13,776 additional general partnership units to its general partner. The net proceeds from the issuance of the general partnership units were $195.